SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 12, 1994


                       THE PROCTER & GAMBLE COMPANY
          (Exact name of registrant as specified in its charter)


          Ohio                1-434                    31-0411980
(State of Incorporation) (Commission File Number)      (IRS Employer
                                                       Identification
                                                       Number)


One Procter & Gamble Plaza, Cincinnati, Ohio           45202
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code     (513) 983-1100


Exhibit Index - 3                                      Total Pages - 4

ITEM 5.        OTHER EVENTS

See Item 7 Exhibit.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

                    (99) Press Release Issued by Registrant on April 12,
                         1994.

                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be singed on its behalf by the undersigned hereunto duly authorized.


THE PROCTER & GAMBLE COMPANY


/s/E. H. Eaton
__________________________________________
E. H. Eaton, Vice President
 and Comptroller
 (Principal Accounting Officer)
 April 13, 1994

                               EXHIBIT INDEX


Exhibit No.                                                        Page No.

     (99)           Press Release Issued by Registrant                4
                    on April 12, 1994